THE GABELLI BLUE CHIP VALUE FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 2002

                                                               [GRAPHIC OMITTED]
                                                       PICTURE OF BARBARA MARCIN

                                                          BARBARA G. MARCIN, CFA

TO OUR SHAREHOLDERS

      Finally, worries over earnings, a double dip recession, corporate fraud, investigations into overstated sales and conflicts of interest between banking and research, and an impending war in Iraq peaked in the third quarter resulting in a stock market rebound in the fourth. The economic recovery is still not very respectable, but the concerns that had pushed multiples of earnings and cash flow so low lessened and helped push values higher.

      As the year ended and earnings reporting began, the fourth quarter emerged with positive year over year earnings. We are looking carefully at this quarter's sales and earnings reports to determine a positive sign of improvement. By mid-month, a host of companies including General Electric, IBM, Microsoft, Intel, Sun Microsystems and others had reported a couple of themes in common. Company reports showed a greater level of stability in their businesses than in previous quarters. However, the guidance that accompanied the reports indicated minimal signs of a pickup in their businesses or in the economy.

INVESTMENT PERFORMANCE

      In the fourth quarter the Gabelli Blue Chip Value Fund (the "Fund") rose 19.61%, compared with gains of 8.43% and 8.39% for the Standard and Poor's ("S&P") 500 Index and the Lipper Large Cap Value Fund Average, respectively. For the year ending December 31, 2002, the Fund fell 31.65% versus a decline of 22.09% and 19.95% for the S&P 500 Index and the Lipper Large Cap Value Fund Average, respectively. The strong rebound in the fourth quarter is evidence that the stocks in the Fund held very good value. However, the Fund clearly has a good deal more catching up to do after the underperformance in the first half of the year. All of our holdings in telecommunications and technology were very strong performers, appreciating over 30%. The strongest performers were Nextel, Verizon, Lucent, Sprint and Hewlett Packard, each of which reported at least marginally positive news regarding their earnings or cash flow.

INVESTMENT RESULTS (a)


                                           Quarter
                         ----------------------------------------
                           1ST        2ND       3RD         4TH         YEAR
2002: Net Asset Value ....$10.09     $7.55     $6.12        $7.32       $7.32
      Total Return ....... (5.8)%   (25.2)%   (18.9)%       19.6%      (31.7)%
-------------------------------------------------------------------------------
2001: Net Asset Value ....$12.33    $12.31     $9.84       $10.71      $10.71
      Total Return .......  1.3%     (0.2)%   (20.1)%        9.1%      (11.8)%
-------------------------------------------------------------------------------
2000: Net Asset Value ....$12.40    $12.16    $13.23       $12.17      $12.17
      Total Return .......  6.4%     (1.9)%     8.8%        (2.2)%      11.1%
-------------------------------------------------------------------------------
1999: Net Asset Value ....  --        --       $9.54       $11.65      $11.65
      Total Return .......  --        --       (2.9)%(b)    23.5%       17.8%(b)
-------------------------------------------------------------------------------

           AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2002 (A)
           ----------------------------------------------------
                                                                      SINCE
                                       QUARTER  1 YEAR    3 YEAR   INCEPTION (B)
Gabelli Blue Chip Value Fund ..........19.61%   (31.65)%  (12.50)%    (6.82)%
S&P 500 Index ......................... 8.43%   (22.09)%  (14.54)%   (10.25)%
Lipper Large-Cap Value Fund Average ... 8.39%   (19.95)%   (7.19)%    (6.79)%

 (a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. Performance for periods less than one year are not annualized.
 (b) From commencement of investment operations on August 26, 1999.

                     Dividend History
---------------------------------------------------------
PAYMENT (EX) DATE     RATE PER SHARE   REINVESTMENT PRICE
December 27, 2001         $0.0279            $10.71
December 27, 2000         $0.7700            $12.16
December 27, 1999         $0.1250            $11.33

      We sold our positions in Household International, which agreed to be acquired in a stock deal by HSBC Holdings PLC, Britain's largest bank; American International Group, which had rebounded strongly from the third quarter; and Deere & Company. We invested the proceeds primarily in several utilities, which we discuss later.

MARKET COMMENTARY

      While we have reasonable, and in some cases great, company stock prices, we still don't have a very respectable recovery. The consumer has responded to the dramatic lowering of interest rates by spending on autos and housing and this has supported jobs and business in those sectors. On the other hand, we are still looking for capital spending to resume and an upturn in manufacturing orders to get a more robust recovery. As the New Year started we saw another drop in industrial production. This is the first time we have had two sequential monthly drops since 1973-1974, a period to which we expect to have little comparison. But the economy needs some help.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
             THE GABELLI BLUE CHIP VALUE FUND AND THE S&P 500 INDEX

                                 [GRAPH OMITTED]
                                PLOT POINTS FOLLOW:

                           S&P 500 INDEX                  GABELLI BLUE CHIP FUND
8/26/99                           10,000                                  10,000
12/99                             10,834                                  11,778
12/00                              9,848                                  13,083
12/01                              8,677                                  11,543
12/02                              6,760                                   7,890

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE PERFORMANCE TABLES AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

      However, we have more than just valuations to be optimistic about this year. We have real changes in the de-regulation of the telecommunications and media industries. Corporations are providing more transparency and better quality earnings and cash flow. Businesses have cut costs dramatically and pared excess capacity and inventories, which will enable them to increase profits with any pickup in demand. Finally, most importantly, an economic stimulus plan could both improve the economy and the attractiveness of investing by increasing after-tax returns. These positives are discussed below.

      The Federal Communications Commission ("FCC") is preparing to phase out rules that require the former "Baby Bells" to rent their networks to rivals at low mandated prices, thereby subsidizing competition. FCC Chairman Michael Powell is committed to ensuring that surviving telecommunications carriers will have the ability to generate good returns and cash flow and to invest to provide new services. One goal of the Bush Administration is the proliferation of broadband. As the next economic cycle develops, demand for telephony will again grow at a multiple of Gross Domestic Product ("GDP"), as it had for the prior two decades.

      The silver lining in the aftermath of accounting fraud and corporate scandals is an increased transparency and higher quality in company earnings and cash flow. It was not just troubled companies' stocks, but even established blue chip stocks such as General Electric, IBM and American International Group that were hit by these concerns over hard to understand financial statements. They responded by promising to include much more detailed information about the profitability of their operations in future reports. Coca-Cola closed out the year by announcing that the company would no longer provide quarterly guidance to investors, thereby indicating that it would not be in the game of beating quarterly estimates. Our interpretation is that companies that used to smooth quarterly earnings with accounting contrivances are feeling pressure to take a more honest and conservative approach to their reporting. This increased clarity and transparency will be good for investors and was long overdue.

      While not yet in its final form, the economic stimulus plan includes accelerating the income tax rates that were approved two years ago, extending unemployment benefits, providing rebate checks to middle class parents, eliminating the tax on dividends for individuals, a tax incentive to spur capital investment by small and medium size businesses and increased spending on infrastructure.

      Companies will have more incentive to grow dividends with the elimination of this tax. We could have a return to the thinking that this is a good way to return earnings to shareholders. Certainly Microsoft's announcement of its first-ever quarterly dividend, which along with the decision to split the stock, surprised everyone. It was a very public acknowledgement of the responsibility of corporations to consider returning their earnings to the owners, i.e. the shareholders, especially if it goes to them tax-free.

      The willingness of companies to share their earnings has deteriorated dramatically over the past decade. In 1990, we had a 3.5% yield on the stock market, about in line with the long-term average. This yield steadily declined over the decade to 1.8%. The reason for this is that management has chosen to pay less dividends. In 1990, an average of 50% of companies' earnings were paid to shareholders as cash dividends. In 2002, the dividend average was 30% of their earnings.

      The Sarbanes-Oxley Act requires chief executives to personally certify their financial statements. It was designed to focus management's attention on the connection between their job to create wealth for shareholders and the need for shareholders to understand and believe in what the executives are doing. The proposal to eliminate taxes on dividends, which is accompanied by individual tax relief on corporate earnings, is the second leg of a new focus for managements to always remember that they are responsible to the owners -- the stockholders. If they have better opportunities to make investments to offer new products and services and grow, then they should do that and if not, they should return cash to the owners.

      It is well known that Microsoft has $40 billion in cash on their balance sheet. They obviously do not need to use this for working capital and it is increasing every year. They are not alone -- companies like Dell, Intel and Cisco have all built huge cash hoards and will come under pressure to use or distribute it.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

AOL TIME WARNER INC. (AOL - $13.10 - NYSE) had poor performance in 2002, as a whole host of industry and company specific issues hit the company. The price of their stock does not reflect the earnings power of its brands and franchises. The resignation of Steve Case as CEO signals the new focus on returns from the Time Warner brands. The upcoming public offering of part of their cable operations also highlights the value there.

HONEYWELL INTERNATIONAL INC. (HON - $24.00 - NYSE) has a current dividend yield of 3%. This gives it the dubious distinction of being one of the "Dogs of the Dow", the term applied each year to the ten highest yielding stocks in the Dow Jones Industrial Average. It is odd to remember that two years ago, at the end of 2000, GE wanted to buy the company for $55 a share, a price at which they felt they could make money on the operations. The last two years have been terrible for capital spending and industrial production and have produced a recessionary drop off of about 15% in Honeywell's sales. Honeywell's earnings, most likely at a trough here, should pick up when we see an increase in manufacturing and industry, which we think will come later this year. In addition, Honeywell's value has suffered from the need to take reserves to deal with two issues: asbestos litigation exposure and under-funded pension reserves.

We believe that there is a good opportunity here to acquire utility companies such as TXU CORP. (TXU - $18.68 - NYSE), FIRSTENERGY CORP. (FE - $32.97 - NYSE), NISOURCE INC. (NI - $20.00 - NYSE), ALLEGHENY ENERGY INC. (AYE - $7.56 - NYSE) and PUBLIC SERVICE ENTERPRISE GROUP INC. (PEG - $32.10 - NYSE). These companies have solid earnings and cash flow from regulated distribution systems and pipelines. However, these businesses were encumbered with troubled segments that were set up to produce and trade energy.

It looked as though this was a hot growth business in which demand would outstrip supply and prices would be strong forever. Now, these companies are trading at low multiples of depressed earnings and cash flow. All have suffered from the problems created in the utility industry this year. They overestimated the opportunities in unregulated businesses like energy generation and trading, and borrowed heavily for these now clearly non-existent opportunities. However, once they divest unprofitable lines of business, their assets, pipelines and distribution networks should be valued more in line with history. Already they have made progress in solving their immediate liquidity problems. Over the next year, they need to address their capital structure and pay down debt.

      These companies either have high dividend yields or will reinstate them after restoring liquidity and lowering debt businesses. Prior to the investment bubble of the late 1990s, utilities traditionally paid out 60% to 70% of their earnings in dividends. This historical trend should resume, perhaps a year or so after their businesses stabilize. The possible elimination of the tax on dividends will increase the attractiveness of utilities as investments by improving their after-tax return.

      Some of the changes we made in the third quarter also helped this quarter's performance. In the third quarter, we increased financial holdings from 6% to 23% of the portfolio and companies like CITIGROUP INC. (C - $35.19 -
NYSE), MERRILL LYNCH & CO. INC. (MER - $37.95 - NYSE) and JP MORGAN CHASE & CO. (JPM - $24.00 - NYSE) performed strongly. These financial companies have already borne the brunt of investor fear. Their exposure to loans made to companies going bankrupt, as well as regulatory investigations into research and banking conflicts of interest have been alleviated and they are poised to rebound as these issues subside. We believe that they still have a greater recovery in earnings as well as an expansion in their valuation ahead of them.

LOOKING AHEAD

      Although the recovery has been frustratingly slow, it will pick up. The real wildcard is war with Iraq. We would expect the markets to react negatively at the start of war. However, whatever the outcome, the stimulative monetary and fiscal policy combined with the strong productivity of the past few years will help lift company profits and they will start to spend again. The flip side of an absence of spending is the stronger growth that is fueled as that pent up demand must be satisfied. With corporate earnings and cash flow stabilizing, and companies now behind on even their maintenance capital expenditures, this demand is a positive. We are more optimistic that this second leg of the recovery will begin in 2003, although we have been hopeful for a while.

      In our third quarter report we outlined some of the negatives that we saw depressing this market, and compared these to previous bear markets. The old adage, "A bull market climbs a wall of worry" seems appropriate. When investors are concerned about war, fraud, regulatory investigations, the economy or stock valuations, they sit on the sidelines or sell stocks. Capital builds and valuations begin to attract bargain hunters. Prices start to rise a bit and a positive shift in investors' perceptions can bring cash back into the market. The problems that we noted in our third quarter report have abated, but only slightly. Although it is hard to pinpoint the bottom of a bear market, as well as pick the starting point of a sustained advance, we do know that the valuations of the stocks in the Fund do not reflect the underlying earning power of their assets, brands and franchises. We are expecting to realize some of that this year.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions as reflected below.

                          FEBRUARY                         MARCH                  APRIL
                          --------                         -----                  -----
      1st Tuesday         Howard Ward                      Howard Ward            Howard Ward
      1st Wednesday       Walter Walsh & Laura Linehan     Caesar Bryan           Charles Minter & Martin Weiner
      2nd Wednesday       Caesar Bryan                     Susan Byrne            Susan Byrne
      3rd Wednesday       Elizabeth Lilly                  Henry Van der Eb       Ivan Arteaga
      4th Wednesday       Barbara Marcin                   Barbara Marcin         Walter Walsh & Laura Linehan
      5th Wednesday                                                               Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GABBX. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /S/ BARBARA G. MARCIN
                                                   BARBARA G. MARCIN, CFA
                                                   Portfolio Manager

February 6, 2003

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI BLUE CHIP VALUE FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        ------
              AUTOMOTIVE -- 0.8%
       5,600  General Motors Corp. $   218,304  $   206,416
                                   -----------  -----------
              BUSINESS SERVICES -- 4.9%
     112,100  Cendant Corp.+ ......  1,413,407    1,174,808
                                   -----------  -----------
              CABLE -- 2.3%
      11,605  Comcast Corp.,
                Cl. A+ ............    258,003      273,530
      11,900  Comcast Corp., Cl. A,
                Special+ ..........    363,182      268,821
                                   -----------  -----------
                                       621,185      542,351
                                   -----------  -----------
              COMMUNICATIONS EQUIPMENT -- 6.5%
     199,930  Agere Systems Inc.,
                Cl. A+ ............  1,034,203      287,899
     132,495  Agere Systems Inc.,
                Cl. B+ ............    591,125      185,493
      16,700  Cisco Systems Inc.+ .    184,508      218,770
     677,500  Lucent Technologies
                Inc.+ .............  2,970,287      853,650
                                   -----------  -----------
                                     4,780,123    1,545,812
                                   -----------  -----------
              COMPUTER HARDWARE -- 4.6%
      63,394  Hewlett-Packard Co. .  1,589,053    1,100,520
                                   -----------  -----------
              CONSUMER PRODUCTS -- 1.2%
      14,700  Mattel Inc. .........    266,829      281,505
                                   -----------  -----------
              DIVERSIFIED INDUSTRIAL -- 6.8%
      35,400  Honeywell International
                Inc. ..............  1,174,178      849,600
      11,800  Ingersoll-Rand Co.,
                Cl. A .............    495,619      508,108
      15,800  Tyco International
                Ltd. ..............    312,845      269,864
                                   -----------  -----------
                                     1,982,642    1,627,572
                                   -----------  -----------
              ELECTRONICS -- 1.2%
      13,200  Applied Materials
                Inc.+ .............    165,355      171,996
       6,900  Intel Corp. .........    104,267      107,433
                                   -----------  -----------
                                       269,622      279,429
                                   -----------  -----------
              ENERGY AND UTILITIES -- 20.1%
      36,100  Allegheny Energy
                Inc. ..............    277,025      272,916
      11,600  Alliant Energy Corp.     181,823      191,980
     132,900  Aquila Inc. .........    278,040      235,233
      21,600  Baker Hughes Inc. ...    778,414      695,304
       5,275  ConocoPhillips ......    315,190      255,257
      19,100  Duke Energy Corp. ...    358,651      373,214
      67,300  El Paso Corp. .......  1,434,579      468,408
      16,800  EOG Resources Inc. ..    670,169      670,656
       9,100  FirstEnergy Corp. ...    284,883      300,027

                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        ------
       7,100  Marathon Oil Corp. ..$   190,203  $   151,159
      11,400  NiSource Inc. .......    209,980      228,000
       3,500  Public Service Enterprise
                Group Inc. ........    108,990      112,350
      17,600  TECO Energy Inc. ....    242,899      272,272
      31,300  TXU Corp. ...........    417,730      584,684
                                   -----------  -----------
                                     5,748,576    4,811,460
                                   -----------  -----------
              ENTERTAINMENT -- 5.8%
      43,400  AOL Time Warner
                Inc.+ .............    810,573      568,540
      50,100  The Walt Disney Co. .  1,298,284      817,131
                                   -----------  -----------
                                     2,108,857    1,385,671
                                   -----------  -----------
              FINANCIAL SERVICES -- 16.4%
      10,800  American Express Co.     355,283      381,780
      23,700  CIT Group Inc. ......    489,357      464,520
      16,100  Citigroup Inc. ......    497,271      566,559
      29,200  JP Morgan Chase
                & Co. .............    727,649      700,800
      10,500  Lehman Brothers
                Holdings Inc. .....    645,894      559,545
       9,500  Mellon Financial
                Corp. .............    352,589      248,045
      16,700  Merrill Lynch &
                Co. Inc. ..........    603,397      633,765
       9,400  State Street Corp. ..    391,924      366,600
                                   -----------  -----------
                                     4,063,364    3,921,614
                                   -----------  -----------
              FINANCIAL SERVICES: INSURANCE -- 2.7%
       8,700  Everest Re Group
                Ltd. ..............    486,717      481,110
      11,610  Travelers Property Casualty
                Corp., Cl. B+ .....    162,710      170,087
                                   -----------  -----------
                                       649,427      651,197
                                   -----------  -----------
              FOOD AND BEVERAGE -- 1.4%
      16,200  Darden Restaurants
                Inc. ..............    328,606      331,290
                                   -----------  -----------
              HEALTH CARE -- 8.2%
       4,600  Allergan Inc. .......    265,924      265,052
      25,100  Bristol-Myers
                Squibb Co. ........    796,765      581,065
       6,100  Merck & Co. Inc. ....    352,771      345,321
      20,700  Wyeth ...............    978,518      774,180
                                   -----------  -----------
                                     2,393,978    1,965,618
                                   -----------  -----------
              METALS AND MINING -- 1.6%
      17,400  Alcoa Inc. ..........    413,683      396,372
                                   -----------  -----------
              PAPER AND FOREST PRODUCTS -- 1.5%
      10,300  International Paper
                Co. ...............    390,973      360,191
                                   -----------  -----------

                See accompanying notes to financial statements.

THE GABELLI BLUE CHIP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        ------
              COMMON STOCKS (CONTINUED)
              SATELLITE -- 1.2%
      26,200  General Motors Corp.,
                Cl. H+ ............$   251,180  $   280,340
                                   -----------  -----------
              TELECOMMUNICATIONS -- 8.7%
       5,300  ALLTEL Corp. ........    286,482      270,300
       8,200  AT&T Corp. ..........    192,746      214,102
      14,500  SBC Communications
                Inc. ..............    541,204      393,095
      44,700  Sprint Corp. -
                FON Group .........    861,289      647,256
      14,300  Verizon Communications
                Inc. ..............    649,587      554,125
                                   -----------  -----------
                                     2,531,308    2,078,878
                                   -----------  -----------
              TRANSPORTATION -- 0.5%
       5,200  Ryder System Inc. ...    104,761      116,688
                                   -----------  -----------
              WIRELESS COMMUNICATIONS -- 3.7%
      71,700  AT&T Wireless
                Services Inc.+ ....    865,798      405,105
      41,900  Nextel Communications Inc.,
                Cl. A+ ............    308,580      483,945
                                   -----------  -----------
                                     1,174,378      889,050
                                   -----------  -----------
              TOTAL COMMON STOCKS . 31,300,256   23,946,782
                                   -----------  -----------

     PRINCIPAL                                     MARKET
      AMOUNT                           COST         VALUE
      ------                           ----        ------
              U.S. GOVERNMENT OBLIGATIONS -- 0.1%
     $21,000  U.S. Treasury Bills,
                1.218%++,
                01/02/03 ..........$    20,999  $    20,999
                                   -----------  -----------
              TOTAL
                INVESTMENTS --
                100.2% ............$31,321,255   23,967,781
                                   ===========
              OTHER ASSETS AND
                LIABILITIES (NET) -- (0.2)% ....    (55,547)
                                                -----------
              NET ASSETS -- 100.0% .............$23,912,234
                                                ===========
----------------
              For Federal tax purposes:
              Aggregate cost ...................$33,293,710
                                                ===========
              Gross unrealized appreciation ....$   708,225
              Gross unrealized depreciation ....(10,034,154)
                                                -----------
              Net unrealized depreciation ......$(9,325,929)
                                                ===========
----------------
 +  Non-income producing security.
 ++ Represents annualized yield at date of purchase.

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2002
                                -----------------
   Cendant Corp.                                        Wyeth
   Hewlett-Packard Co.                                  JP Morgan Chase & Co.
   Lucent Technologies Inc.                             Baker Hughes Inc.
   Honeywell International Inc.                         EOG Resources Inc.
   The Walt Disney Co.                                  Sprint Corp. - FON Group
--------------------------------------------------------------------------------

                See accompanying notes to financial statements.

                        THE GABELLI BLUE CHIP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (cost $31,321,255) ................. $ 23,967,781
  Cash .....................................................      126,369
  Dividends and interest receivable ........................       51,190
  Receivable from investments sold .........................    1,381,451
  Receivable for Fund shares sold ..........................       53,264
                                                             ------------
  TOTAL ASSETS .............................................   25,580,055
                                                             ------------
LIABILITIES:
  Payable for Fund shares redeemed .........................    1,581,065
  Payable for investment advisory fees .....................       23,150
  Payable for distribution fees ............................        5,788
  Other accrued expenses ...................................       57,818
                                                             ------------
  TOTAL LIABILITIES ........................................    1,667,821
                                                             ------------
  NET ASSETS applicable to 3,264,806
    shares outstanding ..................................... $ 23,912,234
                                                             ============
NET ASSETS CONSIST OF:
  Capital stock, at par value .............................. $      3,265
  Additional paid-in capital ...............................   47,502,701
  Accumulated net realized loss on investments .............  (16,240,258)
  Net unrealized depreciation on investments ...............   (7,353,474)
                                                             ------------
  TOTAL NET ASSETS ......................................... $ 23,912,234
                                                             ============
  NET ASSET VALUE, offering and redemption
    price per share ($23,912,234 (DIVIDE)
    3,264,806 shares outstanding;
    unlimited shares authorized of
    $0.001 par value) .....................................        $7.32
                                                                   =====

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends .................................  $    403,184
  Interest ..................................         9,050
                                               ------------
  TOTAL INVESTMENT INCOME ...................       412,234
                                               ------------
EXPENSES:
  Investment advisory fees ..................       268,594
  Distribution fees .........................        67,149
  Shareholders services fees ................        55,876
  Shareholder communications expenses .......        34,317
  Registration fees .........................        30,092
  Trustees' fees ............................        24,589
  Legal and audit fees ......................        22,265
  Custodian fees ............................        10,749
  Miscellaneous expenses ....................         7,000
                                               ------------
  TOTAL EXPENSES ............................       520,631
                                               ------------
  NET INVESTMENT LOSS .......................      (108,397)
                                               ------------
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
  Net realized loss on investments ..........    (8,597,785)
  Net change in unrealized appreciation/
    (depreciation) on investments ...........    (2,712,617)
                                               ------------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS ..........................   (11,310,402)
                                               ------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .........................  $(11,418,799)
                                               ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          YEAR ENDED          YEAR ENDED
                                                      DECEMBER 31, 2002   DECEMBER 31, 2001
                                                      -----------------   -----------------
OPERATIONS:
  Net investment loss ................................  $   (108,397)       $   (200,504)
  Net realized loss on investments ...................    (8,597,785)         (7,502,792)
  Net change in unrealized depreciation on investments    (2,712,617)         (5,171,854)
                                                        ------------        ------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   (11,418,799)        (12,875,150)
                                                        ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments ...................            --            (111,217)
                                                        ------------        ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ................            --            (111,217)
                                                        ------------        ------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from
    capital share transactions .......................    (7,071,779)         29,697,489
                                                        ------------        ------------
  NET INCREASE (DECREASE) IN NET ASSETS ..............   (18,490,578)         16,711,122
                                                        ------------        ------------
NET ASSETS:
  Beginning of period ................................    42,402,812          25,691,690
                                                        ------------        ------------
  End of period ......................................  $ 23,912,234        $ 42,402,812
                                                        ============        ============

                See accompanying notes to financial statements.

THE GABELLI BLUE CHIP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Blue Chip Value Fund (the "Fund") was organized on May 13, 1999 as a Delaware Business Trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced operations on August 26, 1999. The Fund's primary objective is long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of

THE GABELLI BLUE CHIP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2002, reclassifications were made to decrease accumulated net investment loss for $108,397, with an offsetting adjustment to additional paid-in capital.

The tax character of distributions paid during the fiscal year ended December 31, 2001 was $111,217 of ordinary income (inclusive of short-term capital gains). No distributions were made in 2002.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

As of December 31, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

                  Accumulated capital loss carryforward ....$(14,267,803)
                  Net unrealized depreciation ..............  (9,325,929)
                                                            ------------
                  Total accumulated loss ...................$(23,593,732)
                                                            ============

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2002 of $14,267,803. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $6,403,787 of the loss carryforward is available through 2009; and $7,864,016 is available through 2010.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. The Adviser contractually agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund at 2.00%

THE  GABELLI  BLUE CHIP  VALUE FUND
NOTES TO  FINANCIAL  STATEMENTS  (CONTINUED)
--------------------------------------------------------------------------------
of the value of the Fund's average daily net assets. The Fund is obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 2.00% of average daily net assets.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $67,149, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2002, other than short-term securities, aggregated $25,185,877 and $30,347,705, respectively.

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 2002           DECEMBER 31, 2001
                         --------------------------  --------------------------
                           SHARES         AMOUNT       SHARES        AMOUNT
                         ----------    ------------  ----------    ------------
 Shares sold ............ 2,551,631    $ 20,499,027   7,999,069    $103,703,517
 Shares issued upon
  reinvestment of
  dividends .............        --              --      10,165         108,860
 Shares redeemed ........(3,244,552)    (27,570,806) (6,163,080)    (74,114,888)
                         ----------    ------------  ----------    ------------
 Net increase ...........  (692,921)   $ (7,071,779)  1,846,154    $ 29,697,489
                         ==========    ============  ==========    ============

7. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2002, the Fund paid brokerage commissions of $250 to Gabelli & Company, Inc. and its affiliates.

THE  GABELLI  BLUE CHIP  VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout the period:

                                                            YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                           DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                               2002            2001            2000            1999+
                                                           ------------    ------------    ------------    ------------
OPERATING PERFORMANCE:
  Net asset value, beginning of period ...................... $ 10.71         $ 12.17         $ 11.65         $ 10.00
                                                              -------         -------         -------         -------
  Net investment loss .......................................   (0.03)          (0.05)          (0.02)          (0.01)
  Net realized and unrealized gain
    (loss) on investments ...................................   (3.36)          (1.38)           1.31            1.79
                                                              -------         -------         -------         -------
  Total from investment operations ..........................   (3.39)          (1.43)           1.29            1.78
                                                              -------         -------         -------         -------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments ..........................   --              (0.03)          (0.77)          (0.11)
  In excess of net realized gain on investments .............   --              --              --              (0.02)
                                                              -------         -------         -------         -------
  Total distributions .......................................   --              (0.03)          (0.77)          (0.13)
                                                              -------         -------         -------         -------
  NET ASSET VALUE, END OF PERIOD ............................ $  7.32         $ 10.71         $ 12.17         $ 11.65
                                                              =======         =======         =======         =======
  Total return++ ............................................ (31.7)%         (11.8)%           11.1%           17.8%
                                                              =======         =======         =======         =======
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's) ...................... $23,912         $42,403         $25,692         $ 7,228
  Ratio of net investment loss to average net assets ........ (0.40)%         (0.36)%         (0.29)%         (0.50)%(a)
  Ratio of operating expenses to average net assets
    before reimbursements (b) ...............................   1.94%           1.75%           2.25%           4.86%(a)
  Ratio of operating expenses to average net assets
    net of reimbursement ....................................   1.94%           1.75%           2.00%           2.00%(a)
  Portfolio turnover rate ...................................     94%             92%            107%             71%

--------------------------------
  + From the  commencement  of investment  operations on August 26, 1999 through
    December 31, 1999.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Annualized.
(b) During the periods ended December 31, 2000 and 1999, the Adviser reimbursed certain expenses. If such expense reimbursement had not occurred the ratio of operating expenses to average net assets would have been as shown. Under an expense deferral agreement with the Adviser, the Fund repaid the Adviser $34,909 during 2001, representing previous reimbursed expenses from the Adviser. During the period ended December 31, 2001, had such payment not been made, the expense ratio would have been 1.68%.

                See accompanying notes to financial statements.

THE GABELLI BLUE CHIP VALUE FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of The Gabelli Blue Chip Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gabelli Blue Chip Value Fund (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gabelli Blue Chip Value Fund at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /S/ Ernst & Young LLP

New York, New York
February 7, 2003

THE GABELLI BLUE CHIP VALUE FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Blue Chip Value Fund Trustees and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Blue Chip Value Fund at One Corporate Center, Rye, NY 10580.

                         TERM OF         NUMBER OF
NAME, POSITION(S)      OFFICE AND      FUNDS IN FUND
    ADDRESS 1           LENGTH OF    COMPLEX OVERSEEN           PRINCIPAL OCCUPATION(S)                       OTHER DIRECTORSHIPS
    AND AGE           TIME SERVED 2      BY TRUSTEE              DURING PAST FIVE YEARS                         HELD BY TRUSTEE
----------------      ------------   ---------------           -----------------------                       -------------------
INTERESTED TRUSTEES 3:
---------------------
MARIO J. GABELLI       Since 1999           22        Chairman of the Board and Chief Executive         Director of Morgan Group
Trustee and President                                 Officer of Gabelli Asset Management Inc. and      Holdings, Inc. (holding
Age: 60                                               Chief Investment Officer of Gabelli Funds, LLC    company); Vice Chairman
                                                      and GAMCO Investors, Inc.; Chairman and Chief     of Lynch Corporation
                                                      Executive Officer of Lynch Interactive            (diversified manufacturing
                                                      Corporation (multimedia and services)             and communication services)
KARL OTTO POHL         Since 1999           31        Member of the Shareholder Committee of            Director of Gabelli Asset
Trustee                                               Sal Oppenheim Jr. & Cie (private investment       Management Inc.
Age: 73                                               bank); Former President of the Deutsche           (investment management);
                                                      Bundesbank and Chairman of its Central            Chairman, Incentive Capital
                                                      Bank Council (1980-1991)                          and Incentive Asset
                                                                                                        Management (Zurich);
                                                                                                        Director at Sal Oppenheim
                                                                                                        Jr. & Cie, Zurich
NON-INTERESTED TRUSTEES:
-----------------------
ANTHONY J. COLAVITA    Since 1999           33        President and Attorney at Law in the law firm              --
Trustee                                               of Anthony J. Colavita, P.C.
Age: 67
VINCENT D. ENRIGHT     Since 1999           11        Former Senior Vice President and Chief Financial           --
Trustee                                               Officer of KeySpan Energy Corporation
Age: 59
MARY E. HAUCK          Since 2000            6        Retired Senior Manager of the Gabelli O'Connor             --
Trustee                                               Fixed Income Mutual Funds Management
Age: 60                                               Company
WERNER J. ROEDER, MD   Since 1999           26        Vice President/Medical Affairs of Lawrence                 --
Trustee                                               Hospital Center and practicing private physician
Age: 62

OFFICERS:
--------
BRUCE N. ALPERT        Since 1999           --        Executive Vice President and Chief                         --
Vice President and Treasurer                          Operating Officer of Gabelli Funds, LLC
Age: 51                                               since 1988 and an officer of all mutual funds
                                                      advised by Gabelli Funds, LLC and its affiliates.
                                                      Director and President of  Gabelli Advisers, Inc.
JAMES E. MCKEE         Since 1999           --        Vice President, General Counsel and                        --
Secretary                                             Secretary of Gabelli Asset Management Inc.
Age: 39                                               since 1999 and GAMCO Investors, Inc.
                                                      since 1993; Secretary of all mutual funds
                                                      advised by Gabelli Advisers, Inc. and
                                                      Gabelli Funds, LLC

1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
2 Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or
  (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund's By-Laws and Agreement and Declaration of Trust.
3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

                        THE GABELLI BLUE CHIP VALUE FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                                BOARD OF TRUSTEES

Mario J. Gabelli, CFA                         Mary E. Hauck
CHAIRMAN AND CHIEF                            (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER                            GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.                 MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita                           Karl Otto Pohl
ATTORNEY-AT-LAW                               FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                     DEUTSCHE BUNDESBANK

Vincent D. Enright                            Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                  VICE PRESIDENT/MEDICAL AFFAIRS
AND CHIEF FINANCIAL OFFICER                   LAWRENCE HOSPITAL CENTER
KEYSPAN ENERGY CORP.

                         OFFICERS AND PORTFOLIO MANAGER

Mario J. Gabelli, CFA                         Barbara G. Marcin, CFA
PRESIDENT                                     PORTFOLIO MANAGER

Bruce N. Alpert                               James E. McKee
VICE PRESIDENT AND TREASURER                  SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Blue Chip Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
------------------------------------------------------------

GAB402Q402SR


[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

THE
GABELLI
BLUE CHIP
VALUE
FUND
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2002